CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2013

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 2013 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative net assets are as follows:

	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012
Net assets	$599,586,781	$569,465,087	$608,761,276
Net assets per share of Common Stock	$25.82	$24.53	$26.57
Shares of Common Stock outstanding	23,221,307	23,218,307	22,909,636

     Comparative operating results are as follows:

	Three months ended March 31,
	2013		2012
Net investment income	$ 306,304		$ 2,557,961
Per share of Common Stock	.01	*	.11	*
Net realized gain on sale of investments	13,215,219		4,568,660
Increase in net unrealized appreciation of investments	16,538,042		29,434,836
Increase in net assets resulting from operations	30,059,295		36,561,457

*	Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 20, 2013, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2013. At the Board of Directors meeting on the same day, Simms C. Browning was elected Lead Independent Director of the Board.

     In the quarter ended March 31, 2013, the Corporation did not repurchase any shares of its Common Stock. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
April 17, 2013

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2013
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held March 31, 2013
Brady Corporation			11,100	728,900
Cameco Corporation	100,000			100,000
Capital One Financial Corporation	240,000			240,000
Coherent, Inc.			121,700	679,300
Convergys Corporation			403,400	512,743
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock	8,404	(a)		277,338
Johnson & Johnson			100,000	—
Merck & Co., Inc.	100,000			200,000
Precision Castparts Corporation			72,000	28,000
Roper Industries, Inc.			16,600	110,000

(a) Received as a dividend.

TEN LARGEST INVESTMENTS
March 31, 2013
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$ 2.2	$164.0	27.3%	1982
Coherent, Inc.	18.1	38.5	6.4	2007
Intel Corporation	16.3	32.5	5.4	1986
Analog Devices, Inc.	8.8	27.9	4.7	1987
The Bank of New York Mellon Corporation	18.3	25.9	4.3	1993
Agilent Technologies, Inc.	12.6	24.8	4.1	2005
Brady Corporation	1.7	24.4	4.1	1984
Murphy Oil Corporation	1.0	17.8	3.0	1974
CEVA, Inc.	10.1	14.0	2.3	2009
Roper Industries, Inc.	1.8	14.0	2.3	2003

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Simms C. Browning, Lead Independent Director
L. Price Blackford
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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